Exhibit 17

                               Form of Proxy Card

PROXY                                                                      PROXY

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 30, 2007

         THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Phoenix Insight International Fund ("Insight International"), a series of Phoenix Insight Funds Trust, revoking previous proxies, hereby appoints Kevin J. Carr, Vallerie A. Atwood and Ann Spooner, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Insight International which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on March 30, 2007, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet:  https://vote.proxy-direct.com
Vote via the telephone:  1-866-241-6192



                                            NOTE: Please sign exactly as your
                                            name(s) appear(s) on this card. When
                                            signing as attorney, executor,
                                            administrator, trustee, guardian or
                                            as custodian for a minor, please
                                            sign your name and give your full
                                            title as such. If signing on behalf
                                            of a corporation, please sign the
                                            full corporate name and your name
                                            and indicated your title. If you are
                                            a partner signing for a partnership,
                                            please sign the partnership name,
                                            your name and indicate your title.
                                            Joint owners should each sign these
                                            instructions. Please sign, date and
                                            return.


                                            ------------------------------------
                                            Signature and Title, if applicable


                                            ------------------------------------
                                            Signature (if held jointly)


                                            _______________________________,2007
                                            Date

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING
PROSPECTUS/PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THE SHARES OF INSIGHT INTERNATIONAL REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

PHOENIX INSIGHT INTERNATIONAL FUND

                                 VOTING OPTIONS

      READ YOUR PROSPECTUS/PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

COMPUTER                   TELEPHONE                    LETTER                       COURIER

VOTE ON THE INTERNET       VOTE BY PHONE                VOTE BY MAIL                 VOTE IN PERSON

LOG ON TO:                 CALL 1-866-241-6192          VOTE, SIGN AND DATE          ATTEND
                                                                                     SHAREHOLDER
                                                                                     MEETING

https://vote.proxy-        FOLLOW THE                   THIS PROXY CARD              56 PROSPECT STREET
direct.com                 RECORDED                     AND RETURN IN THE            HARTFORD, CT ON
FOLLOW THE ON-SCREEN       INSTRUCTIONS                 POSTAGE-PAID                 MARCH 30, 2007
INSTRUCTIONS               AVAILABLE 24 HOURS           ENVELOPE
AVAILABLE 24 HOURS

                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

EXAMPLE:

1. To approve an Agreement and Plan of Reorganization whereby Phoenix Foreign Opportunities Fund, a series of Phoenix Adviser Trust, will (i) acquire all of the assets of Phoenix Insight International Fund, a series of Phoenix Insight Funds Trust; and (ii) assume all of the liabilities of Phoenix Insight International Fund.

                FOR  [  ]       AGAINST  [  ]        ABSTAIN  [  ]